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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2003

                         Commission File Number 1-14959

                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)


             Wisconsin                                   39-0971239
      (State of Incorporation)                 (IRS Employer Identification No.)


                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)


                                 (414) 358-6600
                         (Registrant's Telephone Number)





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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On October 20, 2003, Brady Corporation (the "Company") issued a press release announcing that David W. Schroeder, Senior Vice President and Chief Financial Officer, has decided to leave the Company to pursue other interests. Mr. Schroeder plans to remain in his current role until a successor is named and throughout an appropriate transition period, but no later than May 2004.

A copy of the press release is attached as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit No.

      99.1  Press Release dated October 20, 2003.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BRADY CORPORATION
                                             (Registrant)

Date: October 20, 2003                       /s/ Frank M. Jaehnert
                                             ----------------------------------
                                             Frank M. Jaehnert
                                             President and Chief Executive
                                             Officer


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                                 Exhibit Index


Exhibit No.             Description
-----------             -----------

   99.1            Press Release dated October 20, 2003.